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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)           August 6, 2002
                                                           ------------------




                              PPG INDUSTRIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




Pennsylvania                    1-1687                      25-0730780
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(STATE OR OTHER                 (COMMISSION                 (I.R.S. EMPLOYER
JURISDICTION OF                 FILE NUMBER)                IDENTIFICATION NO.)
INCORPORATION)



One PPG Place, Pittsburgh, Pennsylvania                            15272
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE             (412) 434-3131
                                                               ----------------




                                 Not Applicable
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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ITEM 9.  REGULATION FD DISCLOSURE

         On August 5, 2002, each of the Principal Executive Officer, Raymond W. LeBoeuf, and Principal Financial Officer, William H. Hernandez, of PPG Industries, Inc. signed and submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         Copies of these statements are attached hereto as Exhibit 99.1 and
Exhibit 99.2.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PPG INDUSTRIES, INC.
                                              --------------------
                                                  (Registrant)



                                            /s/ William H. Hernandez
                                            ---------------------------------
                                            William H. Hernandez
                                            Senior Vice President, Finance


Date:  August 6, 2002



EXHIBIT INDEX

99.1: Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 5, 2002.

99.2: Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 5, 2002.